UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

GB Sciences, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue
Las Vegas, Nevada 89118
Phone: (844) 843-2569
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Growblox Sciences, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 5.03 Amendments to Articles of lncorporation.

Effective December 12, 2016, the Company amended its Certificate of Corporation pursuant to shareholder approval as reported in the current report on Form 8-K filed on October 14, 2016.  Pursuant to the amendment, section "1" was amended for the purpose of changing the name of the Company from Growblox Sciences, Inc. to GB Sciences, Inc.  and section "4" was changed to alter the structure of the authorized capital of the Company as described in the definitive proxy statement filed by the Company on August 26, 2016 and as set forth in Exhibit 3.1 to this Form 8-K.
ITEM 9.01 Exhibits.
Attached to this filing as Exhibit 3.1 is a copy of the Certificate of Amendment to the Certificate of Incorporation described in Item 5.03 above.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc.

Dated: December 19, 2016	By:	/s/ John Poss
John Poss
Chief Executive Officer